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                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 2001, except as to Note 17 which is as of April 2, 2001, relating to the financial statements of Lionbridge Technologies, Inc., which appears in Lionbridge Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.



/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
August 1, 2001